SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) November 14, 2002


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

          Kansas                   1-04721                  48-0457967
(State of Incorporation)   (Commission File Number)      (I.R.S. Employer
                                                        Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                       66251
     (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (913) 624-3000



 (Former name or former address, if changed since last report)


          P. O. Box 11315, Kansas City, Missouri 64112
        (Mailing address of principal executive offices)

Item 9.  Regulation FD Disclosure.

Statements of CEO and CFO. On November 14, 2002, the Chief Executive Officer and the Chief Financial Officer of the registrant filed with the Securities and Exchange Commission their statements in compliance with 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002.















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

The statement of the Chief Executive Officer is as follows

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002

In connection with the Quarterly Report of Sprint Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William T. Esrey, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



November 14, 2002             /s/ William T. Esrey
Date                          William T. Esrey
                              Chairman   and   Chief   Executive
                                     Officer











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


The statement of the Chief Financial Officer is as follows:

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of
2002

In connection with the Quarterly Report of Sprint Corporation (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert J. Dellinger, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:



(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



November 14, 2002             /s/ Robert J. Dellinger
Date                          Robert J. Dellinger
                              Executive Vice President
                              Chief Financial Officer








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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  SPRINT CORPORATION


Date: November 15, 2002            By:  /s/ Laura L. Ozenberger
                                   Laura L. Ozenberger
                                   Assistant Secretary













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